Fees Summary	Nov. 13, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	18,092.64
Total Transaction Valuation	131,011,166.88
Total Offset Amount	0
Net Fee	$ 18,092.64